AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data June 30, 2009 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Investments
Total Cash and Investments: $10.9 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds
(As of June 30, 2009)
Equities
1%
Short Term
Investments
2%
Other Investments
5%
Municipals
5%
Corporates
24%
Foreign Govt Agency
3%
Cash & Cash
Equivalents
11%
US Govt/Agency
16%
Agency MBS
21%
ABS
3%
Non Agency RMBS
2%
Non Agency CMBS
7%
US
Govt/Agency/Cash &
Cash Equivalents
51%
A
9%
BBB and lower
8%
Equities
1%
Other Investments
(unrated)
5%
AA
7%
AAA
19%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Loss ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A Total
2008 $13 $ - $ - $13
2007 152 - - 152
2006 163 1 6 169
2005 151 - 1 152
Other 224 5 1 230
Total $704 $5 $7 $716
Net
Unrealized
Loss $(103) $(6) $(2) $(110)

Key Characteristics
• 98.3% AAA, 96.1% senior/super senior tranches
• 163 securities
• Weighted average life of  4.5 years
• Duration of 3.62
• Book yield is 5.53%
• Average price of 85% of par
(As of June 30, 2009)
Total Non Agency CMBS: $716 Million
(7% of total portfolio)
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
Pre
2001
2002 2003 2004 2005 2006 2007 2008
AAA AA A
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008
AAA AA A

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 69.9
• Average subordination has improved to 27.5% from 25.3% at origination
• Current percentage of defeased collateral is 9.22%
• Average current collateral delinquency is 4.02%
Asset Class
Amortized
Cost
Net Unrealized
Loss Fair Value
Office $266 $(38) $228
Retail 256 (33) 223
Multifamily 135 (16) 119
Hotel 64 (9) 55
Industrial 39 (5) 34
Mixed use 15 (2) 13
Self storage 16 (2) 14
Mobile home 13 (2) 11
Healthcare 4 (1) 3
Other 18 (1) 17
Total $826 $(110) $716

123 (38) 161 7.1 – 10
1 - 1 >10
Years to Maturity
Amortized
Cost
Net Unrealized
Loss Fair Value
< 2 $197 $(4) $193
2.1 – 3 54 (5) 50
3.1 – 4 70 (6) 65
4.1 – 5 83 (6) 77
5.1 – 7 259 (52) 207
Total $826 $(110) $716
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of June 30, 2009)

Investment Grade Fixed Income:  RMBS
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $319 million with net unrealized loss of
$68 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 79.7%  AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $2.5 Billion
(23% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an
amortized cost of $2.2 billion
with a net unrealized gain of $42 million
• Duration of 2.83
• Book yield is 4.64%
(As of June 30, 2009)
Agency RMBS
90%
Non-Agency
RMBS
10%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
$1 $- $- $- $1 2009
Vintage AAA AA A BBB and lower Total
2007 21 - - 13 34
2006 18 2 2 19 41
2005 75 7 - 3 85
2004 44 1 - 1 46
Other 41 3 - - 44
Total $200 $13 $2 $36 $251
Net
Unrealized $(47) $(4) $ - $(16) $(68)
Net Unrealized Loss ($ in millions)

Key Characteristics
• 79.7% AAA
• 145 securities
• Weighted average life of  4.4 years
• Book yield is 6.03%
• Average price of 80% of par
• Duration of 0.05
(As of June 30, 2009)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
Pre
2001
2002 2003 2004 2005 2006 2007 2009
AAA AA A BBB and lower
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009
AAA AA A BBB and lower

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost Net Unrealized Loss Fair Value
< 2 $56 $(5) $51
2.1 – 3 51 (11) 40
3.1 – 4 55 (12) 43
4.1 – 5 76 (18) 58
5.1 – 7 35 (11) 24
7.1 – 10 31 (8) 23
>10 15 (3) 12
Total $319 $(68) $251
Maturity Detail ($ in millions)

•
The fair value of securities with Subprime content is $17 million (Non-Agency RMBS $0.9 million and ABS $16 million)
• The fair value of securities with Alt-A content is $81 million (Non-Agency RMBS $80 million and ABS $0.9 million)
(As of June 30, 2009)
Note: Our Alt-A and Subprime classification is determined by the underlying collateral. A security with any level of Alt-A or Subprime collateral is classified as such even if the collateral is majority prime

Investment Grade Fixed Income:  Corporate Debt
Total Corporate Debt: $2.7 Billion
(24% of total portfolio)
(As of June 30, 2009)
*Medium-Term Notes primarily comprise European credit issuances
Direct Non
Financials
40%
Medium Term
Notes*
11%
Direct Financials
49%
• Average corporate debt rating A
• Weighted average life of 4.3 years
• Duration of 2.91
• Book Yield is 4.19%

Investment Grade Corporate Debt: Financials
Financials by Subsector: $1.3 Billion
(12% of total portfolio)

(As of June 30, 2009)
Commercial Finance
1%
Consumer Finance
3%
Corporate Finance
13%
Brokerage
14%
US Banking
44%
Non US Govt
Guaranteed
1%
Foreign Banks
22%
Insurance
2%
Amortized
Cost
Net Unrealized
Gain/(Loss)
Fair
Value
US Banking $586 $(13) $573
Brokerage 184 2 186
Commercial Finance 19 - 19
Consumer Finance 40 1 41
Corporate Finance 180 (6) 174
Foreign Banks 311 (18) 292
Insurance 20 - 20
Non US Govt Guaranteed 14 - 14
Total $1,353 $(35) $1,318
• Included in Investment Grade Corporate Debt for
Financials are $279 million of FDIC guaranteed bonds

Corporate Debt - Financials: Detail
110 1 109 General Electric
134 (3) 137 Citigroup Inc
126 (5) 130 Bank of America
92 (2) 94 Wells Fargo & Co
85 1 84 Morgan Stanley
64 1 63 Goldman Sachs
Amortized
Cost
Net
Unrealized
Gain/(Loss) Fair Value
JP Morgan Chase & Co $139 $1 $140
Credit Suisse Group AG 39 - 39
HSBC Holdings PLC 38 (1) 36
American Express 31 1 31
Top 10 Direct Financial Holdings ($ in millions)
515 (12) 527 A
Amortized
Cost
Net Unrealized
Loss Fair Value
AAA $384 $- $384
AA 329 (11) 318
BBB and
lower 113 (13) 101
Total $1,353 $(35) $1,318
Financials by Rating ($ in millions)
(As of June 30, 2009)

Investment Grade Corporate Debt: Non-Financials
Amortized
Cost
Net Unrealized
Gain
Fair
Value
Communications $231 $6 $237
Consumer cyclicals 106 - 106
Consumer non cyclicals 191 5 196
Electric 210 4 214
Energy 121 4 125
Industrial 82 1 84
Natural gas 24 - 24
Other 1 - 1
Technology 69 2 71
Transportation 18 - 18
Total $1,054 $22 $1,076
Non-Financials By Subsector: $1.0 Billion
(10% of total portfolio)
(As of June 30, 2009)

Subsector Detail ($ in millions)
Consumer cyclicals
10%
Technology
7%
Other
0%
Industrial
8%
Transportation
2%
Communications
21%
Natural gas
2%
Energy
12%
Consumer non
cyclicals
18%
Electric
20%

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt - Non-Financials: Detail
28 1 27 Procter & Gamble
53 1 52 AT&T
33 1 32
Duke Energy
Corp
25 1 24
Dominion
Resources Inc
24 1 23 IBM
23 - 23
Comcast
Corporation
Amortized Cost
Net Unrealized
Gain Fair Value
Verizon
Communications $68 $4 $72
Kraft Foods Inc 22 - 22
Conocophillips
21 - 21
Consolidated
Edison Inc 20 - 20
Amortized Cost
Net Unrealized
Gain Fair Value
AAA $9 $1 $10
AA 104 2 106
A 556 15 571
BBB 385 4 389
Total $1,054 $ 22 $1,076
Non Financials by Rating ($ in millions)

(As of June 30, 2009)

Investment Grade Corporate Debt:
Medium-Term Notes
• Credit issuances accessed via medium-term notes which employ leverage
• Current leverage 0.44 (for each unit of client capital an additional 0.44 of borrowed capital is employed)
• Investment results driven by changes in credit spreads and the yield based on LIBOR plus the credit spread
• Average yield of medium-term notes is LIBOR + 255bps
Fair Value by Region
$291
Fair
Value
2.7
% of Total
Portfolio
Amortized
Cost
Net Unrealized
Loss
Medium-Term Notes $627 $(336)
Fair Value by Rating Fair Value by Sector
Medium-Term Notes ($ in millions)
(As of June 30, 2009)
Other
2%
Asia
1%
US
2%
UK
29%
Western Europe
61%
Middle East
2%
Eastern Europe
3%
BB & below
18%
BBB
34%
AAA
4%
AA
10%
A
34%
ABS
10%
Financials
25%
Corporate &
Sovereign
65%

Investment Grade Fixed Income: ABS
Amortized Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto ABS $114 $2 $116
CLO –
debt tranches 57 (14) 43
CDO 11 (5) 6
Credit card 51 1 52
Home equity &
home improvement 31 (13) 17
Other ABS 78 (1) 76
Total $342 $(31) $310

ABS by Subsector: $310 Million
(3% of total portfolio)
(As of June 30, 2009)
Auto ABS
36%
Home equity &
home
improvement
6%
Credit card
17%
CDO
2%
CLO - debt
tranches
14%
Other ABS
25%
Subsector Detail ($ in millions)

ABS: Detail
Years to Maturity Amortized Cost
Net Unrealized
Loss
Fair
Value
< 2 $171 $(6) $165
2.1 – 3 23 (2) 21
3.1 – 4 21 (5) 16
4.1 – 5 60 (8) 52
5.1 – 7 21 (6) 15
7.1 – 10 37 (1) 35
>10 9 (4) 5
Total $342 $(31) $310

Maturity Detail ($ in millions)
Vintage Detail ($ in millions)
(As of June 30, 2009)
Vintage AAA AA A BBB and lower Total
2009 $40 - - - $40
2008 90 - - - 90
2007 48 - - 5 53
2006 47 - - 5 52
Other 31 - 27 17 75
Total $256 $- $27 $27 $310
Net
Unrealized
Loss $(8) $ - $(7) $(16) $(31)
Key Characteristics
• 82% AAA
• 142 securities
• Weighted average life of 4.1 years
• Duration of 0.70
• Book yield is 4.36%
• Average price of 90% of par
Amortized Cost
Net Unrealized
Loss
Fair
Value
AAA $264 $(8) $256
AA 1 - 1
A 34 (7) 27
BBB and lower 43 (16) 27
Total $342 $(31) $310
Rating Detail ($ in millions)

Fund of
Funds
79%
Single
Managers
21%
Other Investments Overview
CLO - equity
tranches
13%
Hedge Funds
60%
Short
duration high
yield fund
8%
Credit funds
19%
Total Other Investments: $539 million
(5% of total portfolio)
(As of June 30, 2009)

Key Characteristics
• Short duration high yield fund – invests mainly in high yield bonds with an average maturity of  2.4 years and average rating of B+
• Credit Funds –invest in non-investment grade credit and are currently comprised of 75% bank loans and 25% distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Single Managers – invest in event driven, equity long short, and energy MLP strategies
Hedge Funds
Total Other Investments

Net Unrealized Gain / (Loss) Summary
97   (22) 119 Equities
Amortized Cost Net Unrealized Loss Fair Value
Fixed maturities $9,380 $(507) $8,873
Short-term investments 165    - 165
Total $9,665 $(530) $9,135

(As of June 30, 2009)
(14)
(284)
(126)
(27)
(36)
109
(459)
(265)
(52)
(57)
79
(513)
(274)
(33)
(49)

(7)
(349)
(178)
(31)
(22)
$(900)
$(750)
$(600)
$(450)
$(300)
$(150)
$-
$150
Sep 2008 Dec 2008 Mar 2009 Jun 2009
US Govt/Agency Foreign Govt Corporates Non Agency CMBS/RMBS
Asset-backed securities Municipals Short-term investments Equities
Invested Assets ($ in millions)